UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 15, 2005

Health Grades, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22019	62-1623449
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

44 Union Boulevard, Suite 600
Lakewood, Colorado		80228
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(303) 716-0041

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Attached as Exhibit 99.1 is a slide presentation that will be utilized by Mr. Kerry R. Hicks, our President and Chief Executive Officer, in connection with an address he is making on February 16, 2005 at the UBS Global Healthcare Services Conference in New York, NY.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

The following exhibit is being furnished with this report

Exhibit No.	Description
99.1	Presentation to be utilized at UBS Global Healthcare Services Conference

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH GRADES, INC. (Registrant)
By:	/s/ ALLEN DODGE
Allen Dodge
Senior Vice President -Finance and Chief Financial Officer

Dated: February 15, 2005

Index to Exhibits

Exhibit No.	Description
99.1	Presentation to be utilized at UBS Global Healthcare Services Conference